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                                                                    Exhibit 23.5

                           CONSENT OF DIRECTOR NOMINEE

        The undersigned hereby consents to the reference of the undersigned as a person to become a director of Proteus International plc in the Registration Statement on Form F-4 of Proteus and any amendment thereto.

                                            /s/ Andrew J. Heath
                                            ------------------------------------
                                            Andrew J. Heath

Dated:  July 13, 1999